                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                December 31, 2000

                                  FUNDTECH LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             ISRAEL                                0-29634                         NOT APPLICABLE
(State of Other Jurisdiction of           (Commission File Number)              (I.R.S. Employer
Incorporation)                                                                  Identification Number)


         12 HA'HILAZON STREET, RAMAT GAN, ISRAEL              52522
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)



                               011-972-3-575-2750
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Filed herewith are the Fiscal Year 2000 Financial Statements of Fundtech Ltd.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

99       The Fiscal Year 2000 Financial Statements of Fundtech Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 26, 2001



                                   FUNDTECH LTD.




                                   By:     /s/ Reuven Ben-Menachem
                                   Name:    Reuven Ben-Menachem
                                   Title:   Chairman of the Board, President
                                            and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.              Description
----------              -----------

99                The Fiscal Year 2000 Financial Statements of Fundtech Ltd.